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                       WFASC MORTGAGE LOAN POOL

                  20-YEAR THROUGH 30-YEAR FIXED RATE

                       NON-RELOCATION MORTGAGES

                         WFASC SERIES 2000-09

                       POOL PROFILE (8/30/2000)

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

                                        ---------------------      ----------------------
                                                BID                      TOLERANCE

                                        ---------------------      ----------------------
AGGREGATE PRINCIPAL BALANCE                  $225,000,000                  (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Oct-00
INTEREST RATE RANGE                        6.250% - 9.75%
GROSS WAC                                           8.55%                (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       357                (+/- 2 month)

WALTV                                                 78%                (maximum 82%)

CALIFORNIA %                                          30%                (maximum 35%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%                (maximum  5%)

AVERAGE LOAN BALANCE                             $375,000           (maximum $385,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,200,000         (maximum $1,700,000)

CASH-OUT REFINANCE %                                   8%               (maximum  15%)

PRIMARY RESIDENCE %                                   90%                (minimum 85%)

SINGLE-FAMILY DETACHED %                              85%                (minimum 80%)

FULL DOCUMENTATION %                                  87%                (minimum 80%)

PREPAYMENT PENALTY %                                   0%                 (maximum 3%)

UNINSURED > 80% LTV %                                  1%                 (maximum 3%)

TEMPORARY BUYDOWNS                                     1%                (maximum  3%)




            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                   SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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